Old Westbury Funds, Inc.
Prospectus

February 28, 2009

Investment Adviser

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Notice of Privacy Policy and Practices of Old Westbury Funds, Inc. is included with this Prospectus, but is not considered to be a part of the Prospectus.

OLD WESTBURY FUNDS, INC.

Prospectus
February 28, 2009

Old Westbury U.S. Large Cap Fund
Old Westbury Non-U.S. Large Cap Fund
Old Westbury Global Small & Mid Cap Fund
Old Westbury Global Opportunities Fund
Old Westbury Real Return Fund
Old Westbury Fixed Income Fund
Old Westbury Municipal Bond Fund
(each a “Fund” and collectively, the “Funds”)

Bessemer Investment Management LLC—the
Funds’ Investment Adviser (the “Adviser”)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

FUND GOALS, STRATEGIES, RISKS AND PERFORMANCE

Old Westbury Funds, Inc. (“Old Westbury Funds”) offers seven portfolios or Funds. The following describes each Fund’s investment goal, principal investment strategies, principal risks and performance. There can be no assurance that a Fund will achieve its goal.

The investment goal of each Fund described in this section is fundamental and may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. Unless otherwise noted, the principal investment strategies and policies for each Fund are not fundamental and may be changed without shareholder approval.

Old Westbury U.S. Large Cap Fund

Investment Goal:  The Fund’s goal is to seek above-average long-term capital appreciation.

Principal Investment Strategies:  The Fund invests in a diversified portfolio of large capitalization U.S. companies that the Adviser believes have the potential for above-average returns. Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of U.S. large capitalization companies. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Adviser currently defines large capitalization U.S. companies as having, at the time of initial investment, a market capitalization of at least $10 billion. The securities of large capitalization companies are determined to be “U.S.” based on an issuer’s domicile, principal place of business or primary stock exchange listing. The Fund may continue to hold securities whose market capitalizations fall below the foregoing threshold subsequent to the Fund’s investment in such securities.

To select securities for the Fund, the Adviser uses a disciplined investment process focused on expected earnings growth and valuation. Sector allocations are driven primarily by stock selection and secondarily by an assessment of top-down, fundamental prospects.

The Adviser may sell a portfolio security if, among other reasons, it determines that the issuer’s prospects have deteriorated or if it finds an attractive security that it deems to have superior risk and return characteristics to a security held by the Fund.

Old Westbury Non-U.S. Large Cap Fund

Investment Goal:  The Fund’s goal is to seek long-term growth of capital.

Principal Investment Strategies:  The Fund invests in a diversified portfolio of large capitalization non-U.S. companies that the Adviser believes have the potential for above-average returns. Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of large capitalization non-U.S. companies. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Adviser currently defines large capitalization non-U.S. companies as companies having, at the time of initial investment, a market capitalization of at least $10 billion. The securities of large capitalization companies are determined to be “non-U.S.” based on an issuer’s domicile, principal place of business or primary stock exchange listing. The Fund may continue to hold securities whose market capitalizations fall below the foregoing threshold subsequent to the Fund’s investment in such securities.

The Fund invests primarily in securities listed on bona fide securities exchanges or actively traded in over-the-counter markets either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), American Depositary Receipts (“ADRs”) or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The Fund invests at least 65% of its total assets in securities of companies representing at least three countries, and may invest 25% or more of its assets in the securities of a single country. Emerging-market companies may represent up to 50% of the Fund’s assets.

To select securities for the Fund, the Adviser uses a disciplined investment process focused on expected earnings growth and valuation. Sector and country allocations are driven primarily by stock selection and secondarily by an assessment of top-down, fundamental prospects.

The Adviser may sell a portfolio security if, among other reasons, it determines that the issuer’s prospects have deteriorated or if it finds an attractive security that it deems to have superior risk and return characteristics to a security held by the Fund.

Old Westbury Global Small & Mid Cap Fund

Investment Goal:  The Fund’s goal is to seek long-term capital appreciation.

Principal Investment Strategies:  The Fund invests in a broad, diversified portfolio of common stocks of small and medium capitalization companies traded on a principal U.S. exchange or U.S. over-the-counter market, and stocks of small and medium capitalization non-U.S. companies in foreign countries, including emerging market countries. Under normal circumstances, the Fund invests at least 80% of its net assets, including borrowings for investment purposes, in securities of small and medium capitalization companies. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Adviser currently defines small and medium capitalization companies as companies having, at the time of initial investment, a market capitalization between $200 million and $10 billion. These thresholds may change from time to time. The Fund may continue to hold securities whose market capitalizations exceed or fall below the foregoing thresholds subsequent to the Fund’s investment in such securities.

The Fund invests primarily in securities listed on bona fide securities exchanges or actively traded in over-the-counter markets either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of EDRs, GDRs, ADRs or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities.

The Fund invests at least 80% of its total assets in securities of companies representing at least three countries, and may invest 50% or more of its assets in the securities of a single country. Emerging-market companies may represent up to 33% of the Fund’s assets.

To select securities for the Fund, the Adviser uses a disciplined investment process focused on expected earnings growth and valuation. Sector and country allocations are driven primarily by stock selection and secondarily by an assessment of top-down, fundamental prospects. The Adviser may sell a portfolio security if, among other reasons, it determines that the issuer’s prospects have deteriorated or if it finds an attractive security that it deems to have superior risk and return characteristics to a security held by the Fund.

In addition, Dimensional Fund Advisors LP (“Dimensional”) and Champlain Investment Partners, LLC (“Champlain”) serve as investment sub-advisers to the Fund.

Old Westbury Global Opportunities Fund

Investment Goal:  The Fund’s goal is to seek long-term capital appreciation.

Principal Investment Strategies:  The Fund pursues its investment goal by investing throughout the world in a broad range of equity securities, securities that have equity-like characteristics and fixed-income securities. Investments may include common stocks, preferred stocks, convertible securities, corporate bonds, asset-backed securities, including mortgage-backed obligations, real estate investment trusts (“REITs”), structured notes, depository receipts, and U.S. and non-U.S. government fixed-income securities. The Fund invests in securities issued by companies of any capitalization size in several different countries. The Fund, as a general matter, intends to invest its assets in securities of issuers in at least three countries, one of which may be the U.S., and to have at least 40% of its assets invested in securities of issuers outside the U.S. However, based on the global opportunistic investment focus of the Fund, the Fund may be invested in a smaller number of countries and have a lesser percentage of its assets in securities of issuers outside the U.S. Securities held by the Fund may be of any maturity or quality, including below investment grade rated securities and unrated securities determined by the Adviser or sub-advisers to be of comparable quality. The Fund invests in different types of securities and asset classes to the extent permitted by applicable laws, regulations and orders.

The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund’s portfolio may include investments in both domestic and foreign securities, including securities issued by companies or governments in emerging market countries. The relative attractiveness of particular currencies may influence the Adviser’s, or any sub-adviser’s, investment decisions with respect to security selection. The Fund also may invest in a variety of derivatives, including among others, futures, options, swap contracts and other derivative instruments. In addition, the Fund may invest in private placements and exchange traded funds (“ETFs”). The Fund may engage in short-selling and other investment techniques.

The Adviser employs sub-advisers selectively for some asset classes, or segments of specific asset classes, and allocates the Fund’s portfolio investments on an opportunistic basis intended to achieve attractive relative returns among asset classes and investments. T. Rowe Price International, Inc. (“T. Rowe Price International”), Franklin Advisers, Inc. (“Franklin”) and Shenkman Capital Management, Inc. (“SCM”) serve as investment sub-advisers to this Fund.

The Adviser or sub-advisers may sell a portfolio security if, among other reasons, they determine that the issuer’s prospects have deteriorated or if they find an attractive security that they deem to have superior risk and return characteristics to a security held by the Fund.

The Fund’s investment strategies potentially involve the use of instruments that may be volatile, speculative or otherwise risky. The Fund is not intended as an exclusive investment program for any investor and should be considered only as part of an overall diversified investment portfolio.

Old Westbury Real Return Fund

Investment Goal:  The Fund’s goal is to seek real return over inflation.

Principal Investment Strategies:  The Fund intends to invest in a portfolio of instruments that the Adviser believes should benefit in environments of increasing inflation. Under normal circumstances, the Fund primarily invests its assets among the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level of inflation: inflation-protected securities such as Treasury Inflation-Protected Securities (“TIPS”) and similar bonds issued by governments outside of the U.S., floating-rate bonds issued by various government and corporate entities, commodities, REITs, securities and derivatives linked to the price of other assets (such as commodities, stock indexes and real estate), and equity securities of domestic and foreign companies within the natural-resources and agricultural sectors and related industries.

The Adviser attempts to manage the Fund’s “real return” (which equals total return less the estimated cost of inflation) by investing in instruments that the Adviser believes should perform better than other instruments during a period of time when inflation is rising. The Fund also attempts to hedge against inflationary pressures by investing in non-traditional instruments such as derivative instruments and commodities. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. The Adviser may also engage in options and futures transactions. The Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in OWF Real Return Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment goal as the Fund. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Fund) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The portion of the Fund’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial. To the extent of the Fund’s investment in the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, which are discussed elsewhere in the Prospectus.

The Adviser may sell a portfolio security if, among other reasons, it determines that the issuer’s prospects have deteriorated or if it finds an attractive security that it deems to have superior risk and return characteristics to a security held by the Fund.

The Fund’s investment strategies potentially involves the use of instruments that may be volatile, speculative or otherwise risky. The Fund is not intended as an exclusive investment program for any investor and should be considered only as part of an overall diversified investment portfolio.

Old Westbury Fixed Income Fund

Investment Goal:	The Fund’s goal is to seek total return (consisting of current income and capital appreciation).

Principal Investment Strategies:  The Fund invests primarily in a diversified portfolio of investment-grade bonds and notes. The Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in fixed income securities including corporate, asset-backed, mortgage-backed, and U.S. government securities. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Adviser attempts to manage the Fund’s “total return” (which includes both changes in principal value of the Fund’s securities and income earned) by lengthening or shortening the average maturity of the Fund’s securities according to whether the Adviser expects market interest rates to increase or decline. The Fund may also engage in futures and options transactions.

The Adviser may sell a portfolio security if, among other reasons, it determines that the issuer’s prospects have deteriorated or if it finds an attractive security that it deems to have superior risk and return characteristics to a security held by the Fund.

Old Westbury Municipal Bond Fund

Investment Goal:	The Fund’s goal is to provide dividend income that is exempt from regular federal income tax.

Principal Investment Strategies:  The Fund invests primarily in a diversified portfolio of investment-grade municipal securities, which includes tax-free debt securities of states, territories, and possessions of the U.S. and political subdivisions and taxing authorities of these entities. At least 80% of the Fund’s income from investments in municipal securities will be exempt from regular federal income tax. This policy is fundamental and may not be changed without shareholder approval. Interest from the Fund’s investments may be subject to the federal alternative minimum tax. The Fund invests, as a non-fundamental policy, at least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds. The Fund will provide notice to shareholders at least 60 days prior to any change to this non-fundamental policy.

The Adviser may sell a portfolio security if, among other reasons, it determines that the issuer’s prospects have deteriorated or if it finds an attractive security that it deems to have superior risk and return characteristics to a security held by the Fund.

Principal Risks of Investing in the Funds

Set forth below are the principal risks specific to an investment in a particular Fund or Funds. This section also provides additional information regarding the principal investment strategies of the Funds. In addition to these principal risks and strategies, the Funds’ Statement of Additional Information (“SAI”) includes further information about the Funds, their investments and related risks.

All Funds are subject to the risk that a Fund’s share price may decline and an investor could lose money. Therefore, it is possible to lose money by investing in any of the Funds. Also, there is no assurance that a Fund will achieve its investment goal.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

	U.S Large Cap Fund	Non-U.S. Large Cap Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund
Investment Strategy Risk	✓	✓	✓	✓	✓	✓	✓

Equity Securities Risk	✓	✓	✓	✓	✓

Smaller Company Securities Risk			✓	✓	✓

Foreign Securities Risk		✓	✓	✓	✓

Emerging Market Securities Risk		✓	✓	✓	✓

ETF Risk	✓	✓	✓	✓	✓	✓	✓

REIT Risk			✓	✓	✓

Fixed Income Securities Risk			✓	✓	✓	✓	✓

U.S. Government Obligations Risk	✓	✓	✓	✓	✓	✓

Inflation-Protected Securities Risk					✓

Mortgage-Backed and Asset-Backed Securities Risk				✓		✓

Municipal Securities Risk							✓

Convertible Securities Risk				✓	✓

Below Investment Grade Securities Risk				✓

Derivatives Risk	✓	✓	✓	✓	✓	✓

Futures and Options Risk	✓	✓	✓	✓	✓	✓

Structured Notes Risk				✓	✓

Commodities Risk				✓	✓

Currency Risk		✓	✓	✓	✓

Restricted Securities Risk				✓	✓

Non-Diversified Mutual Fund Risk				✓	✓

Certain Tax Risk				✓	✓

Short Sales Risk				✓

Subsidiary Risk					✓

Loan Participations and Assignments				✓

Investment Strategy Risk

The Adviser and sub-advisers use the Funds’ principal investment strategies and other investment strategies to seek to achieve the Funds’ investment goals. Investment decisions made by the Adviser or sub-advisers in using these strategies may not produce the returns expected by the Adviser or sub-advisers, may cause a Fund’s shares to lose value or may cause a Fund to underperform other funds with a similar investment goal. There can be no assurance that the investment goal of the Subsidiary will be achieved.

Equity Securities Risk

Equity risk is the risk that the securities held by a Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by a Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by a Fund. In addition, common stock of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which a Fund may invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. These market conditions add significantly to the risk of short term volatility of a Fund.

Smaller Company Securities Risk

Securities of small or medium capitalization companies (“smaller companies”) can, in certain circumstances, have a higher potential for gains than securities of large-capitalization companies, but also may have more risk. For example, smaller companies may be more vulnerable to market downturns and adverse business or economic events than larger, more established companies because they may have more limited financial resources and business operations. These companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Their securities may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. In addition, some smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks. Therefore, you should expect Fund investments in small and medium capitalization companies to be more volatile than funds that invest exclusively in large capitalization companies.

Foreign Securities Risk

Foreign securities pose additional risks over U.S.-based securities for a number of reasons. A Fund may invest in foreign securities either directly or through ADRs and similar investments. Investments in foreign securities may adversely affect the value of an investment in a Fund. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens’ rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations and accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation and withholding. In addition, a Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Foreign securities may be denominated in foreign currencies. Therefore, the value of the Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Fund may be exposed to currency risks over an extended period of time.

Emerging Market Securities Risk

A Fund may invest in developing or emerging market securities. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets because there is greater uncertainty in less established markets and economies. These risks include political, social or economic systems, smaller securities markets, lower trading volume, and substantial rates of inflation. To the extent a Fund is invested in emerging market securities it will be subject to higher risk than those investing in securities of developed market countries.

ETF Risk

ETFs are subject to many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or the specific sector in which an ETF invests, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector in which the ETF invests. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses. ETFs that seek to replicate a particular benchmark index are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

REIT Risk

Investments in REITs are subject to varying degrees of risk generally incident to the ownership of real property as well as to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”). Additionally, REIT investments typically generate a substantial amount of distributions that are taxable to shareholders at ordinary income tax rates. Furthermore, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Fixed Income Securities Risk

Prices of fixed-rate debt securities generally move in the opposite direction of interest rates. The interest payments on fixed-rate debt securities do not change when interest rates change. Therefore, since the price of these securities can be expected to decrease when interest rates increase, the value of investments in a Fund may go down. In addition, fixed income securities are subject to income risk, which is the chance that a Fund’s income will decline because of falling interest rates. Fixed income securities also may be subject to maturity risks. Longer-term debt securities will experience greater price volatility than debt securities with shorter maturities. You can expect the net asset value of a Fund to fluctuate accordingly. Fixed income securities also have credit risks. The credit quality of a debt security is based upon the issuer’s ability to repay the security. If payments on a debt security are not made when due, that may cause the net asset value of a Fund holding the security to go down. Fixed income securities also may be subject to call risk. If interest rates decline, an issuer may repay (or “call”) a debt security held by a Fund prior to its maturity. If this occurs, the Adviser or sub-advisers may have to reinvest the proceeds in debt securities paying lower interest rates. If this happens, the Fund may have a lower yield.

U.S. Government Obligations Risk

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Government; others, such as securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Government. As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed to be the conservator of the FHLMC and the FNMA for an indefinite period. As conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by FHLMC and FNMA, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has attempted to enhance the ability of these entities to meet their obligations.

Inflation-Protected Securities Risk

Inflation-protected securities are structured to provide protection against the negative effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor’s purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. The residential mortgage market in the U.S. recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities.

Municipal Securities Risk

An investment in the Municipal Bond Fund will be affected by municipal securities risk. Local political and economic factors may adversely affect the value and liquidity of municipal securities held by a Fund. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. Any failure of municipal securities invested in by a Fund to meet certain applicable legal requirements, or any proposed or actual changes in federal or state tax law, could cause Fund distributions attributable to interest on such securities to be taxable.

Convertible Securities Risk

Convertible securities include bonds, debentures, notes, preferred stocks, warrants, rights or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities but typically retain the investment characteristics of debt securities until they have been converted. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. In addition, convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

Below Investment Grade Securities Risk

Below investment grade securities are those securities rated lower than BBB by Standard & Poor’s Ratings Group or Baa by Moody’s Investors Service, Inc., comparably rated by another nationally recognized statistical rating organization or not rated by any rating agency but determined by the Adviser or sub-advisers to be of comparable quality. Although lower-rated and unrated securities tend to offer higher yields than higher-rated securities with the same maturities, such securities are regarded as speculative with respect to an issuer’s continuing ability to meet principal and interest payments. The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser or sub-advisers have no control may decrease the market price and liquidity of such investments. In addition, the market for unrated securities may not be as liquid as the market for rated securities, which may result in depressed prices for a Fund in the disposal of such unrated securities.

Derivatives Risk

Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security, instrument, currency or index may result in a substantial gain or loss for a Fund. Derivative instruments in which a Fund invests will typically increase the Fund’s exposure to the principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause a Fund to be in a position to do something the Adviser or sub-advisers would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Futures and Options Risk

A Fund may use financial and stock index futures and options to increase its income or to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions. A Fund may also use such investments as a broad based investment in the stock market. Similarly, a Fund may also use foreign currency futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in foreign currency rates or to obtain exposure to the foreign currency markets. The successful use of futures, options and other derivative instruments is based on the Adviser’s or the sub-advisers’ ability to correctly anticipate market movements. When the direction of the prices of a Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

Structured Notes Risk

Structured notes are derivative debt securities where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Investing in structured notes is subject to certain risks, including credit risk and the normal risks of price changes in response to changes in interest rates. Because structured notes typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Further, in the case of certain structured notes, a decline or increase in the value of the underlying instruments may cause the interest rate to be reduced to zero, and any further declines or increases in the underlying instruments may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the underlying instruments decreases. These securities may be less liquid than other types of securities, and may be more volatile than their underlying instruments. In addition, structured notes typically are sold in private placement transactions and may have a limited trading market.

Commodities Risk

A Fund may invest in commodities and commodity-linked derivatives. Commodities may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Currency Risk

Securities denominated in different currencies are subject to the risk that, for example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the U.S. dollar value of any securities held by a Fund denominated in that currency. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Adviser and sub-advisers attempt to manage currency risk by limiting the amount a Fund invests in securities denominated in a particular currency. However, diversification will not protect a Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Restricted Securities Risk

Investing in privately placed and other restricted securities is subject to certain risks. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Non-Diversified Mutual Fund Risk

The Global Opportunities Fund and Real Return Fund are non-diversified mutual funds, which generally mean that they may invest a greater percentage of their total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by one of those Funds could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, those Funds’ value will likely be more volatile than the value of more diversified funds.

Certain Tax Risk

The tax treatment and characterization of the Global Opportunities and Real Return Funds’ distributions may vary significantly from time to time because of the varied nature of each Fund’s investments. Other general tax considerations and risks apply to the Global Opportunities and Real Return Funds as well as other Funds. In addition, certain Fund investments may generate a substantial amount of distributions that are taxable to shareholders at ordinary income tax rates. The ultimate tax characterization of a Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. While a portion of a Fund’s income distributions may qualify as tax-advantaged dividends, enabling certain investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of a Fund’s income distributions that will qualify as tax-advantaged dividends. In addition, the portion, if any, of a Fund’s distributions that qualifies for favorable tax treatment may be affected by Internal Revenue Service (“IRS”) interpretations of the Code and future changes in tax laws and regulations.

The Subsidiary will be treated as a “controlled foreign corporation” and the Real Return Fund will be treated as a “U.S. shareholder” of the Subsidiary for U.S. federal income tax purposes. As a result, the Real Return Fund will be required to currently include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income”, whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income”. The Real Return Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary’s stock. Distributions by the Subsidiary to the Real Return Fund will be tax-free, to the extent of its previously undistributed “subpart F income”, and will correspondingly reduce the Fund’s tax basis in the Subsidiary’s stock. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Real Return Fund.

Short Sales Risk

A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund also may enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Subsidiary Risk

Because the Real Return Fund will invest a portion of its assets in the Subsidiary, which may hold commodities, commodities-related instruments, derivatives and other investments described in this Prospectus, the Real Return Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. With respect to its investments, the Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Real Return Fund; however, the Subsidiary (unlike the Real Return Fund) may invest without limitation in commodities, commodities-related instruments, derivatives and other investments. In addition, the Subsidiary (like the Real Return Fund) will limit its investment in illiquid assets to 15% of its net assets. In this regard, the Real Return Fund’s investment in the Subsidiary is considered liquid. The Real Return Fund and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis. There can be no assurance that the investment goal of the Subsidiary will be achieved.

The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, accordingly, is not subject to all provisions of the 1940 Act, including investor protection sections. By investing in the Subsidiary the Real Return Fund will gain exposure to commodities and commodity- linked instruments within the limits of Subchapter M of the Code. Subchapter M requires, among other things, that a fund derive at least 90% of gross income from dividends, interest, and gains from the sale of securities (typically referred to as “qualifying income”). The IRS has issued a private letter ruling to the Real Return Fund confirming that Subpart F income derived from its investment in the Subsidiary, which invests in commodities and commodity-linked instruments, will constitute “qualifying income” under Subchapter M of the Code. However, the status of the Real Return Fund as a regulated investment company might be jeopardized if the IRS subsequently concluded that income from the Fund’s investment in the Subsidiary does not constitute qualifying income to the Fund. Furthermore, changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as expected and could adversely affect the Fund.

Loan Participations and Assignments

A Fund may invest in fixed or floating rate loans to U.S. companies, foreign entities, and U.S. subsidiaries of foreign entities made by one or more financial institutions. A Fund may invest in loans that are investment grade, below investment grade (“junk”), or not rated by any national recognized statistical rating organization. Loans that are rated lower than investment grade entail default and other risks greater than those associated with higher-rated loans. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund, including for instance, the rights and obligations acquired by the Fund as purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender, or the Fund bearing the costs and liabilities associated with owning and disposing of the collateral upon a foreclosure of a loan. Moreover, the loans in which a Fund may invest may not be readily marketable and may be subject to restrictions on resale.

Performance Information

The following pages include performance bar charts and total return information for each Fund.

Performance Bar Chart and Total Return—U.S. Large Cap Fund

The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury U.S. Large Cap Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index. The Standard & Poor’s (“S&P”) 500 Index is an unmanaged index that measures the performance of domestic stocks in all major industries. You cannot invest directly in an index. While past performance (before and after taxes) does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Prior to October 2, 2008, the Fund was named the Large Cap Equity Fund and operated under a different investment strategy. Prior to February 16, 2004, the Fund was named the Core Equities Fund and operated under a different investment strategy. The performance information shown below largely represents the Fund’s prior investment strategies and may not be representative of performance the Fund will achieve under its current investment strategy.

 ¢  Old Westbury U.S. Large Cap Fund (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 24.54% (quarter ended 12/31/99) and the lowest return for a quarter was (26.05)% (quarter ended 12/31/08).

Average Annual Total Returns (for the periods ended 12/31/08)	One Year	Five Years	Ten Years

Fund Return Before Taxes	(37.69)%	(3.62)%	(2.32)%

Fund Return After Taxes on Distributions[1]	(37.93)%	(3.82)%	(2.42)%

Fund Return After Taxes on Distributions and Sale of Shares[1]	(23.96)%	(2.92)%	(1.87)%

S&P 500 Index (reflects no deduction for expenses or taxes)	(36.99)%	(2.19)%	(1.38)%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Performance Bar Chart and Total Return—Non-U.S. Large Cap Fund

The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Non-U.S. Large Cap Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index. The Morgan Stanley Capital International: Europe, Australia, and Far East (“MSCI EAFE”) Index is an unmanaged index generally representative of the performance of international stock markets. You cannot invest directly in an index. While past performance (before and after taxes) does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Prior to July 28, 2008, the Fund was named the International Fund and operated under a different investment strategy. The performance through July 28, 2008 represents performance of the Fund’s prior strategy to invest in a diversified portfolio of foreign companies located outside of the U.S., at least 85% of which are listed on recognized foreign securities exchanges. The performance information shown below may not be representative of performance the Fund will achieve under its current investment strategy.

 ¢  Old Westbury Non-U.S. Large Cap Fund (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 17.39% (quarter ended 06/30/03) and the lowest return for a quarter was (18.48)% (quarter ended 09/30/02).

Average Annual Total Returns (for the periods ended 12/31/08)	One Year	Five Years	Ten Years

Fund Return Before Taxes	(34.20)%	1.30%	0.78%

Fund Return After Taxes on Distributions[1]	(34.33)%	0.77%	0.25%

Fund Return After Taxes on Distributions and Sale of Shares[1]	(21.79)%	1.50%	0.74%

MSCI EAFE Index (net dividends) (reflects no deduction for expenses or taxes)	(43.38)%	1.66%	0.80%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Performance Bar Chart and Total Return—Global Small & Mid Cap Fund

The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Global Small & Mid Cap Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index. The Morgan Stanley Capital International (“MSCI”) World Small Cap Index is an unmanaged index representing the small cap segment in 23 of the world’s developed equity markets. You cannot invest directly in an index. While past performance (before and after taxes) does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Prior to October 2, 2008, the Fund was named the Global Small Cap Fund and operated under a different investment strategy. The performance through October 2, 2008 represents performance of the Fund’s prior strategy to invest at least 80% of its net assets plus any borrowings for investment purposes in securities of small-capitalization companies. The performance information shown below may not be representative of performance the Fund will achieve under its current investment strategy.

 ¢  Old Westbury Global Small & Mid Cap Fund (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 11.40% (quarter ended 03/31/06) and the lowest return for a quarter was (11.55)% (quarter ended 12/31/08).

Average Annual Total Returns (for the periods ended 12/31/08)	One Year	Since Inception*

Fund Return Before Taxes	(24.40)%	2.86%

Fund Return After Taxes on Distributions[1]	(24.57)%	2.28%

Fund Return After Taxes on Distributions and Sale of Shares[1]	(15.57)%	2.53%

MSCI World Small Cap Index (reflects no deduction for expenses or taxes)	(41.88)%	(4.93)%

*Inception date for the Fund is 4/7/05. MSCI World Small Cap Index since inception return from 4/30/05.

1After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Performance Bar Chart and Total Return—Global Opportunities Fund

The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Global Opportunities Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index. The S&P Global LargeMidCap Index is an unmanaged, capitalization weighted index which includes companies in the top 85% of the S&P Global Broad Market Index (BMI), by capitalization. The S&P Global BMI index is a comprehensive, rules-based index designed to measure global stock market performance and covers all publicly listed equities with float-adjusted market values of US$100 million or more annual dollar value traded of at least US$50 million in all included countries.

You cannot invest directly in an index. While past performance (before and after taxes) does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

 ¢  Old Westbury Global Opportunities Fund (for calendar years ended December 31st)

During the period shown in the bar chart, the highest return for a quarter was (1.95)% (quarter ended 06/30/08) and the lowest return for a quarter was (15.12)% (quarter ended 12/31/08).

Average Annual Total Returns (for the periods ended 12/31/08)	One Year	Since Inception*

Fund Return Before Taxes	(34.03)%	(32.06)%

Fund Return After Taxes on Distributions[1]	(35.89)%	(33.88)%

Fund Return After Taxes on Distributions and Sale of Shares[1]	(22.02)%	(28.16)%

S&P Global LargeMidCap Index (reflects no deduction for expenses or taxes)	(41.73)%	(39.88)%

*Inception date of 11/28/07. S&P Global LargeMidCap Index since inception return from 11/30/2007.

1After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Performance Bar Chart and Total Return—Real Return Fund

The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Real Return Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index. The Barclays (formerly Lehman Brothers) U.S. TIPS (Treasury Inflation-Protected Securities) Index tracks the performance of inflation-protected securities issued by the U.S. Treasury with at least one year to maturity and $200 million in par amount outstanding. You cannot invest directly in an index. While past performance (before and after taxes) does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

¢  Old Westbury Real Return Fund (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 15.08% (quarter ended 06/30/08) and the lowest return for a quarter was (28.95)% (quarter ended 12/31/08).

Average Annual Total Returns (for the periods ended 12/31/08)	One Year	Since Inception*

Fund Return Before Taxes	(36.94)%	(0.27)%

Fund Return After Taxes on Distributions[1]	(37.67)%	(1.50)%

Fund Return After Taxes on Distributions and Sale of Shares[1]	(23.32)%	(0.21)%

Barclays U.S. TIPS Index (reflects no deduction for expenses or taxes)	(2.35)%	2.84%

*Inception date of 4/30/05.

1After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Performance Bar Chart and Total Return—Fixed Income Fund

The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Fixed Income Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index. The Barclays (formerly Lehman Brothers) Government/Credit Total Index is an unmanaged index composed of all bonds that are investment grade. You cannot invest directly in an index. While past performance (before and after taxes) does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

 ¢  Old Westbury Fixed Income Fund (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 7.61% (quarter ended 12/31/08) and the lowest return for a quarter was (1.99)% (quarter ended 06/30/08).

Average Annual Total Returns (for the periods ended 12/31/08)	One Year	Five Years	Ten Years

Fund Return Before Taxes	11.19%	5.44%	5.41%

Fund Return After Taxes on Distributions[1]	9.50%	4.00%	3.80%

Fund Return After Taxes on Distributions and Sale of Shares[1]	7.40%	3.81%	3.66%

Barclays Government/Credit Total Index (reflects no deduction for expenses or taxes)	5.70%	4.64%	5.64%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Performance Bar Chart and Total Return—Municipal Bond Fund

The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Municipal Bond Fund by showing changes in its performance from year to year and by comparing the Fund to a broad-based securities index. The Barclays (formerly Lehman Brothers) Municipal Bond Index is an unmanaged index generally representative of performance of the tax-exempt bond market. You cannot invest directly in an index. While past performance (before and after taxes) does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would have been lower.

 ¢  Old Westbury Municipal Bond Fund (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 5.35% (quarter ended 09/30/02) and the lowest return for a quarter was (2.65)% (quarter ended 06/30/04).

Average Annual Total Returns (for the periods ended 12/31/08)	One Year	Five Years	Ten Years

Fund Return Before Taxes	2.59%	2.90%	4.25%

Fund Return After Taxes on Distributions[1]	2.57%	2.84%	4.11%

Fund Return After Taxes on Distributions and Sale of Shares[1]	2.76%	2.88%	4.04%

Barclays Municipal Bond Index (reflects no deduction for expenses or taxes)	(2.47)%	2.71%	4.26%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

SUMMARY OF FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

	U.S. Large Cap Fund	Non-U.S. Large Cap Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund		Fixed Income Fund	Municipal Bond Fund
Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	None		None	None
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets)
Management Fee(1),(2)	0.70%	0.74%	0.85%	1.09%	0.85%		0.45%	0.45%
Other Expenses	0.33%	0.37%	0.27%	0.27%	0.23%		0.37%	0.36%
Interest Expense	0.0%	0.0%	0.0%	0.0%	0.17	%(3)	0.0%	0.0%
Acquired Fund Fees and Expenses(4)	0.0%	0.03%	0.01%	0.02%	0.0%		0.0%	0.0%

Total Annual Fund Operating Expenses(2),(4)	1.03%	1.14%	1.13%	1.38%	1.25%		0.82%	0.81%

Less Fee Waivers	(0.03)%	(0.06)%	(0.01)%	(0.16)%	0.0%		(0.12)%	(0.11)%

Net Expenses(1)	1.00%	1.08%	1.12%	1.22%	1.25	%(3)	0.70%	0.70%

(1)

The Adviser has contractually committed through October 31, 2010, to waive its advisory fees to the extent necessary to maintain the net operating expense ratios for certain Funds, excluding Acquired Fund Fees and Expenses (if any), as follows:

U.S. Large Cap Fund	1.00%
Non-U.S. Large Cap Fund	1.05%
Global Small & Mid Cap Fund	1.11%
Global Opportunities Fund	1.20%
Fixed Income Fund	0.70%
Municipal Bond Fund	0.70%

In addition, Bessemer Trust Company, N.A. has contractually committed through October 31, 2010, to waive its shareholder servicing fee for the Fixed Income Fund and Municipal Bond Fund to the extent necessary to maintain a maximum shareholder servicing fee for each of these Funds at 0.05%.

(2)

For those Funds that have a breakpoint schedule, the Management Fee rate charged to a Fund will decline as Fund assets grow and continue to be based on a percentage of the Fund’s average daily net assets. For U.S. Large Cap Fund the investment advisory fee rate is 0.70% of the first $500 million in assets, 0.65% of the second $500 million up to $1 billion and 0.60% of assets over $1 billion. For Non-U.S. Large Cap Fund, the investment advisory fee rate is 0.80% of the first $500 million in assets, 0.75% of the second $500 million up to $1 billion and 0.70% of assets over $1 billion. For Fixed Income Fund and Municipal Bond Fund, the investment advisory fee rate is 0.45% of the first $500 million in assets, 0.40% of the second $500 million up to $1 billion and 0.35% of assets over $1 billion. For Global Opportunities Fund, the Management Fee rate is 1.10% of the first $1.25 billion in assets, 1.05% of the next $1.25 billion up to $2.5 billion in assets and 1.00% of assets over $2.5 billion. The Management Fee and Total Annual Fund Operating Expenses shown above reflect the current investment advisory fee, based on the breakpoints set forth above and the level of assets in each Fund as of October 31, 2008.

(3)

When counterparties post cash collateral with respect to various swap transactions, a Fund invests the collateral and receives interest income and pays interest expense. The interest income is included in investment income, and the interest expense is included in a Fund’s overall expense ratio. The Real Return Fund’s overall expense ratio, excluding such interest expense, would be 1.08%.

(4)

Acquired Fund Fees and Expenses are indirect fees that the Funds incur from investing in the shares of other mutual funds or ETFs (“Acquired Funds”). To the extent a Fund invests in another fund(s), the Total Annual Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights, as the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions and that the Fund’s operating expenses remain the same. The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the fee waiver commitment in each of the following time periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	U.S. Large Cap Fund	Non-U.S. Large Cap Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund
1 Year	$102	$110	$114	$124	$127	$72	$72
3 Years	$323	$352	$357	$410	$397	$241	$240
5 Years	$564	$618	$620	$729	$686	$435	$432
10 Years	$1,255	$1,377	$1,373	$1,633	$1,511	$995	$985

OTHER INFORMATION ABOUT THE FUNDS

Investments in Other Investment Companies

The Funds may invest their assets in securities of other investment companies, including ETFs, as an efficient means of carrying out their investment policies. Investment companies, including ETFs, incur certain expenses such as management fees, and, therefore, any investment by the Funds in shares of other investment companies may be subject to such additional expenses. To the extent a Fund invests in the securities of other investment companies, the acquired investment companies’ fees and expenses are reflected in the “Summary of Fund Expenses” herein.

The Funds may invest in various ETFs. An ETF is an investment company which offers shares that are listed on a national securities exchange. Shares of ETFs, because they are listed on a stock exchange, can be traded throughout the day on that stock exchange at market-determined prices. ETFs typically invest predominantly in the securities comprising any underlying index. As such, the ETF itself is an index fund. The Fund will only purchase shares of ETFs on the secondary market (through an exchange) and not directly from the ETF. Some types of ETFs are:

•

“SPDRs” (S&P’s Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index’s underlying investment portfolio, less any trust expenses.

•

“QQQQ” (Qubes), are securities that represent ownership in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

•	“iShares” which are a family of over seventy ETFs that are designed to track the performance of specific indexes.

•

“HOLDRs” (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the Fund’s investment strategies.

The Funds may invest in investment companies, including ETFs, in excess of 1940 Act limitations on investments in other investment companies in reliance on SEC exemptive orders obtained by such investment companies. The limitation in the foregoing sentence does not apply to the Real Return Fund’s investment in the Subsidiary.

Temporary Investments

Each Fund may temporarily depart from its principal investment strategies by investing up to 100% of Fund assets in cash or short-term, high quality money market instruments (e.g. commercial paper, repurchase agreements, etc.) in order to manage large cash inflows, maintain liquidity necessary to meet shareholder redemptions or minimize potential losses during adverse market, economic, political, or other conditions. This may cause a Fund to temporarily forego greater investment returns for the safety of principal and a Fund may therefore not achieve its investment objective.

Portfolio Turnover

The Funds do not intend to invest for the purpose of seeking short-term profits. Securities will be sold without regard to the length of time they have been held when the Funds’ Adviser or sub-advisers believe it is appropriate to do so in light of each Fund’s investment objective. In the case of the Real Return Fund or its Subsidiary, the portfolio turnover rate may exceed 100%. A higher portfolio turnover rate involves greater transaction expenses which must be borne directly by a Fund (and thus, indirectly by its shareholders) and affects Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gain by a Fund which, when distributed to that Fund’s shareholders, are taxable to them at ordinary income tax rates.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

WHAT DO SHARES COST?

You can buy shares of a Fund at net asset value (“NAV”), without a sales charge, on any day the New York Stock Exchange (“NYSE”) is open for business. NAV is determined at the end of regular trading (normally 4:00 p.m., Eastern time) each day the NYSE is open. Your purchase order must be received in proper form (as described below) by 4:00 p.m. (Eastern time) in order to receive that day’s NAV.

Each Fund’s NAV is computed by dividing the value of the Fund’s net assets (i.e., the value of a Fund’s securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at market value. All other investment assets of the Funds are valued in such manner as the Board of Directors, in good faith, deems appropriate to reflect their fair value. If events occur that materially affect the value of the security between the time trading ends on a particular security and the close of the normal trading session of the NYSE, the Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors. A market quotation is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities that may be subject to fair valuation include, but are not limited to: (1) securities in which trading has been halted pending further news; (2) illiquid securities in which there is no trading market and no broker coverage; (3) stale priced securities; (4) securities that may have defaulted or de-listed from an exchange and are no longer trading; or (5) any other security which the Adviser, sub-advisers or the Funds’ Pricing Committee feels does not represent a reliable current price. In addition, a Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund’s share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those relating to a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant market fluctuations. There is no single factor for determining the fair value of a security, but rather several factors are used, including an evaluation of the forces that influence the market in which the security is purchased or sold, in determining whether a market price is readily available and, if not, the security’s fair value.

In light of the judgment involved in fair value decisions, there can be no assurances that a fair value assigned to a particular security reflects a price for which a security has traded or will trade. Accordingly, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities.

The Board of Directors has adopted pricing and valuation procedures for determining the value of Fund shares. The Board of Directors receives and reviews quarterly reports regarding any valuation issues that arose during the preceding quarter.

To open an account with one of the Funds, your first investment must be at least $1,000. However, you can add to your account for as little as $100. In special circumstances, these minimums may be waived or lowered at the Funds’ discretion.

HOW DO I PURCHASE SHARES?

Each prospective investor in the Funds must first submit an account application in good order. An account application may be rejected at the discretion of the Funds and/or Adviser at any time and for any reason. Once an application is approved, shares of each Fund may be purchased by mail or by wire through PFPC Distributors, Inc. (the “Distributor”) or through broker/dealers or other financial institutions that have an agreement with the Distributor (a “Selling Agent”). Each of the Funds, Adviser and Distributor reserves the right to reject any purchase request at any time, for any reason. See also “Market Timing Policies.”

If you purchase shares directly from the Distributor, your account will be maintained by the transfer agent of the Funds, PNC Global Investment Servicing (U.S) Inc. (the “Transfer Agent”); you will not be considered a customer of the Distributor. For account balance information and shareholder services, you may call the Transfer Agent at (800) 607-2200. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, taxpayer identification number (usually your Social Security number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such other action as we deem reasonable as permitted by law. All applications for purchase must be approved by the Adviser. Please review your account application for additional information.

By Mail

Through a Selling Agent

Contact your Selling Agent for instructions. Shares will be issued upon receipt of payment by the Funds in which you are investing (see “Additional Conditions—Transactions Through Intermediaries”).

Through the Distributor

•	Contact the Transfer Agent to request a Purchase Application;

•	Complete the Purchase Application; obtain written Adviser approval; and

•	Mail it together with a check payable to Old Westbury Funds, to the following address:

Old Westbury Funds, Inc. P.O. Box 9767 Providence, RI 02940-9767

Subsequent investments in a Fund do not require a Purchase Application; however, the shareholder’s account number and Fund name must be clearly marked on the check to ensure proper credit.

The Funds will not accept the following payments: third party checks; money orders; bank starter checks; traveler’s checks; credit card convenience checks; or checks drawn in a foreign currency. All checks should be made payable to Old Westbury Funds.

By Wire

Investments may be made directly through the use of wire transfers of federal funds after an account has been established. Shares purchased by wire will be effected at the public offering price next determined after acceptance of the order by the Distributor.

Through a Selling Agent

Contact your Selling Agent for instructions.

Through the Distributor

If you do not have a relationship with a Selling Agent, you may purchase shares directly from the Distributor by federal funds wire to the Transfer Agent, after completing the Purchase Application, submitting the Purchase Application to the Adviser for approval, and forwarding a copy to the Transfer Agent. No Purchase Application is required for subsequent investments.

Complete applications should be directed to:

Old Westbury Funds, Inc.
P.O. Box 9767
Providence, RI 02940-9767

Please contact the Transfer Agent at (800) 607-2200 for complete instructions.

HOW DO I REDEEM SHARES?

Shares of each Fund may be redeemed by mail or by wire through a Selling Agent or through the Transfer Agent.

Redemptions will only be made on days when a Fund computes its NAV. When your redemption request is received in proper form, shares of the Fund will be redeemed at its next determined NAV.

Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day’s NAV. Redemption proceeds will normally be mailed or sent electronically the following business day, but in no event more than seven days, after the request is made.

Generally, redemption requests are paid in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of a Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, a redemption request may be paid in securities of equal value.

By Telephone

Through your Selling Agent

Contact your Selling Agent for complete instructions. Your Selling Agent may accept your redemption request if you have previously elected this service. See “Additional Conditions” for information regarding telephone transactions.

Through the Transfer Agent

For shareholders whose accounts are maintained by the Transfer Agent, if you have authorized the telephone redemption privilege in your Purchase Application, you may redeem shares by calling the Transfer Agent at (800) 607-2200.

By Mail

Through your Selling Agent

Send a letter to your Selling Agent, indicating your name, the Fund name, your account number and the number of shares or dollar amount you want to redeem. Your request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign).

Shareholders may also redeem Fund shares through participating organizations holding such shares who have made arrangements with the Funds permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

Through the Transfer Agent

For shareholders whose accounts are maintained by the Transfer Agent, redemptions may be made by sending a written redemption request indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem to:

Old Westbury Funds, Inc.
P.O. Box 9767
Providence, RI 02940-9767

For additional assistance, call (800) 607-2200.

Additional Conditions

Transactions Through Intermediaries

Selling Agents are authorized to accept purchase orders on behalf of the Fund at the Fund’s net asset value next determined after your order is received by a Selling Agent in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by the Selling Agent. Selling Agents may be authorized to designate other intermediaries to act in this capacity. Selling Agents may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds or the Distributor. Selling Agents may be the shareholders of record of your shares. Selling Agents are responsible for transmitting requests and delivering funds on a timely basis. Neither the Funds nor the Distributor is responsible for ensuring that the Selling Agents carry out their obligations to their customers.

Signature Guarantees

You must have a signature guarantee on the following written redemption requests:

•	when you want a redemption to be sent to you at an address other than the one you have on record with the Fund;

•	when your account address has changed within the last 10 business days;

•	when the redemption proceeds are being transferred to another Fund account with a different registration; or

•	when the redemption proceeds are being wired to bank instructions currently not on your account.

A signature guarantee is designed to protect your account from fraud. We accept signature guarantees only from members of STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

Limitations on Redemption Proceeds

Redemption proceeds normally are mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets; or

•

during periods when the NYSE is closed other than on customary weekend and holiday closings, when trading is restricted, if an emergency exists as determined by the Securities and Exchange Commission (“SEC”), or by other order of the SEC.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund. The proceeds of your redemption of shares that were purchased by check may be held up to 10 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares by wire. Redemptions made after an account has been opened, but before a customer’s identity has been verified, which may take up to five business days, must be made in writing, even if the redemption involves shares purchased by wire.

Telephone Transactions

The Funds make every effort to ensure that telephone redemptions and exchanges are only made by authorized shareholders. All telephone calls are recorded for your protection, and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges placed by telephonic instructions or facsimile instructions, may be revoked at any time at the discretion of the Funds without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.

HOW DO I EXCHANGE SHARES?

You may exchange shares of a Fund for shares of any of the other Funds offered in this Prospectus free of charge, provided you meet the $1,000 minimum investment requirement. An exchange is treated as a redemption and subsequent purchase, and is therefore a taxable transaction. As stated above, the Funds reserve the right to reject any purchase order for any reason. Also see “Market Timing Policies” below. Signatures must be guaranteed if you request and exchange into another Fund with a different shareholder registration. The Funds will provide shareholders with 60 days’ written notice prior to any modification of this exchange privilege. See “Additional Conditions—Telephone Transactions” for information regarding exchanging shares by telephone.

Exchanges may be made by sending a written request to Old Westbury Funds, Inc., P.O. Box 9767 Providence, RI 02940-9767 or by calling 1-800-607-2200. Please provide the following information:

•	your name and telephone number

•	the exact name on your account and account number

•	taxpayer identification number (usually your Social Security number)

•	dollar value or number of shares to be exchanged

•	the name of the Fund from which the exchange is to be made

•	the name of the Fund into which the exchange is being made.

MARKET TIMING POLICIES

The Funds are not designed for market timing strategies. If you intend to engage in market timing, do not invest in shares of the Funds. The Funds’ Board of Directors has adopted policies and procedures with respect to frequent purchases and/or exchanges of Fund shares that are intended to detect and deter market timing. Frequent purchases, and subsequent redemptions, or exchanges shortly thereafter may interfere with the most effective and efficient investment of assets of a Fund in accordance with its objectives and policies. Such trading practices may also cause dilution in value of a Fund’s shares held by long-term shareholders and may increase brokerage and administrative costs.

The Funds reserve the right to reject any purchase and/or exchange orders if, in the Adviser’s discretion, a shareholder (including all accounts under common ownership) engages in a trading practice which the Adviser believes may cause harm to the Fund or its shareholders. Moreover, the Funds reserve the right to reject any purchase request at any time, for any reason and may revoke telephone transaction privileges at any time. To minimize harm to the Funds and their shareholders, the Funds reserve the right to permanently refuse purchase and/or exchange requests.

The Funds do not knowingly accommodate excessive trading of shares and do not tolerate excessive trading when detected. In addition, the Funds have not created any arrangements, such as an automated exchange or redemption program, that would permit frequent trading. The Board of Directors receive periodic net asset inflow and outflow information reflecting purchase, exchange and redemption activities. The Board may determine to impose additional restrictions as they deem necessary, if any such transaction activities detrimental to long-term shareholders are discovered.

There can be no assurances that the Funds will be able to detect, anticipate or stop any such orders, exchanges or requests because of various factors. For example, the Funds may not be able to identify trading by a particular beneficial owner through omnibus accounts held by financial intermediaries since trading activity in the omnibus account is generally aggregated. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

ACCOUNT AND OTHER INFORMATION

Confirmations and Account Statements

You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including distributions of any net investment income and realized net capital gains.

Fund Distributions

Distributions (if any) are paid to shareholders invested in the Funds on the record date. Distributions of any net investment income (dividends and interest less net expenses) are declared and paid semi-annually for the Fixed Income, Real Return, Municipal Bond and Global Opportunities Funds, and annually for the U.S. Large Cap, Global Small & Mid Cap and Non-U.S. Large Cap Funds. Realized net capital gains, if any, are declared and distributed at least annually. Your distributions will be automatically reinvested in additional shares unless you elect cash payments.

If you purchase shares just before a Fund declares a taxable distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, which is generally subject to tax whether or not you reinvest the distribution in additional shares. Similarly, if you purchase shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a distribution. Contact your investment professional or the Fund for information concerning when distributions will be paid.

Householding

In order to reduce shareholder expenses, we may mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-607-2200, or if your shares are held through a financial institution, please contact the financial institution directly. We will begin sending your individual copies with the next scheduled mailing.

Important Note Regarding “Lost Shareholders”

If you have elected to have your account dividends and/or distributions paid in cash, the Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable”. In such event, the Fund would then purchase additional Fund shares with any dividend or distribution payments. In order to change the option back to “cash” you would need to send the Transfer Agent written instructions as described above.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account such as a 401(k) plan or Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation, including state, local and foreign tax consequences of investing in a Fund. Please see the SAI for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Distributions of the Municipal Bond Fund’s net investment income from tax-exempt securities, if any, generally will not be subject to federal income tax, although a portion of such distributions may be subject to the federal alternative minimum tax. Other distributions from the Municipal Bond Fund generally will be taxed as described in the paragraph above.

Corporate shareholders of certain Funds may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by certain Funds from their investments in certain U.S. and foreign corporations may be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Funds for their investments in the stock producing such dividends. These reduced rates of tax will expire after December 31, 2010.

Taxable distributions from a Fund generally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If more than 50% of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund will be eligible to file an annual election with the IRS that would require you to include a pro rata portion of the Fund’s foreign taxes in your gross income and treat such amount as foreign taxes paid by you. In general, you can either deduct such amount in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Non-U.S. Large Cap Fund, Global Small & Mid Cap Fund and Global Opportunities Fund may be eligible for this election, but we cannot assure you that they will make the election for any particular taxable year. It is not expected that any other Fund in this Prospectus will be eligible for this election.

As a regulated investment company for federal income tax purposes, each Fund must derive at least 90 percent of its gross income from certain qualifying sources. Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from certain derivative contracts with respect to a commodity index was not qualifying income for a regulated investment company. The Real Return Fund and other Funds intend to limit their investments in commodity-linked derivatives in a manner designed to maintain their qualification as regulated investment companies under the Code. However, the IRS may not agree with determinations made by a Fund. If it does not, the status of the Fund as a regulated investment company might be jeopardized. Future developments in this area could necessitate a future change to the Real Return Fund’s principal investment strategies. The IRS has issued a private letter ruling to the Real Return Fund confirming that Subpart F income derived from its investment in the Subsidiary, which invests in commodities and commodity-linked instruments, will constitute “qualifying income” under Subchapter M of the Code. However, the status of the Real Return Fund as a regulated investment company might be jeopardized if the IRS subsequently concluded that income from the Fund’s investment in the Subsidiary does not constitute qualifying income to the Fund.

Your redemptions (including redemptions-in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

WHO MANAGES THE FUNDS?

The Board of Directors governs the Funds. The Board oversees the Adviser, Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”).

Adviser

The Adviser either manages the Funds’ assets, including buying and selling portfolio securities, or supervises the sub-advisers who are responsible for the day-to-day management of the Funds. The Adviser’s address is 630 Fifth Avenue, New York, New York 10111. The Adviser also serves as the investment adviser for the Real Return Fund’s Subsidiary.

Bessemer is a subsidiary of The Bessemer Group, Incorporated (“BGI”). The Adviser, and other subsidiaries of BGI, advise or provide investment, fiduciary and personal banking services to approximately 1,995 client relationships with total assets under supervision of approximately $51.5 billion as of December 31, 2008.

For its services under the Investment Advisory Agreement, the Adviser receives an advisory fee from each Fund, computed daily and payable monthly, in accordance with the following schedule:

	First $500 million of average net assets	Second $500 million to $1 billion of average net assets	Average net assets exceeding $1 billion
U.S. Large Cap Fund	0.70%	0.65%	0.60%
Non-U.S. Large Cap Fund	0.80%	0.75%	0.70%
Fixed Income Fund	0.45%	0.40%	0.35%
Municipal Bond Fund	0.45%	0.40%	0.35%

Average net assets
Global Small & Mid Cap Fund	0.85%
Real Return Fund	0.85%

	First $1.25 billion of average net assets	Next $1.25 billion to $2.5 billion of average net assets	Average net assets exceeding $2.5 billion
Global Opportunities Fund	1.10%	1.05%	1.00%

For the fiscal year ended October 31, 2008, the Funds each paid advisory fees as a percentage of its average net assets as follows: 0.67% U.S. Large Cap Fund; 0.74% Non-U.S. Large Cap Fund; 0.84% Global Small & Mid Cap Fund; 1.08% Global Opportunities Fund; 0.85% Real Return Fund; 0.43% Fixed Income Fund; and 0.44% Municipal Bond Fund.

Information regarding the factors considered by the Board of Directors of the Funds in connection with the most recent approval of the Investment Advisory and Sub-Advisory Agreements is provided in the Funds’ Annual Report for the fiscal year ended October 31, 2008.

As discussed in its “Principal Investment Strategies” section, the Real Return Fund may, in part, pursue its investment goal by investing in the Subsidiary. The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory services to the Subsidiary. In consideration of these services, the Subsidiary pays the Adviser an annual advisory fee at the rate of 0.85% of the Subsidiary’s average daily net assets. The Adviser has contractually agreed to exclude from the advisory fee calculation for the Real Return Fund the amount of the Fund’s assets invested in the Subsidiary. The Subsidiary also pays directly all of its other expenses.

Mr. Marc D. Stern is the President, Senior Managing Director and Chief Investment Officer of the Adviser. Mr. Stern is a member of Bessemer’s Management Committee and is Chairman of the Adviser’s Investment Committee. Prior to joining Bessemer in 2004, Mr. Stern was Head of the Wealth Management Group at Bernstein Investment Research & Management, a unit of Alliance Capital Management LP. Mr. Stern has also served as Director of Acquisitions for a division of PepsiCo, Inc. and as a management consultant with McKinsey & Company. Mr. Stern earned a BS in Finance from the Wharton School of the University of Pennsylvania and an MBA from the University of Virginia.

Sub-Advisers

Dimensional Fund Advisors LP (“Dimensional”), located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, serves as a sub-adviser to the Global Small & Mid Cap Fund. In this capacity, Dimensional is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Dimensional, a registered investment adviser, was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors and clients of independent financial advisers. Dimensional is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. Prior to November 3, 2006, Dimensional was named Dimensional Fund Advisors Inc. and was organized as a Delaware corporation. As of December 31, 2008, assets under management for all Dimensional affiliated advisors totaled approximately $115 billion. The fees of Dimensional are based on the assets that Dimensional is responsible for managing. The fees Dimensional receives, which are paid by the Adviser from the fees it receives, are included in the advisory fees set forth above.

Champlain Investment Partners, LLC (“Champlain”), located at 346 Shelburne Road, Burlington, Vermont 05401, serves as a sub-adviser to the Global Small & Mid Cap Fund. Champlain is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Champlain is a registered investment adviser and had approximately $1.8 billion in assets under management as of December 31, 2008. The fees of Champlain are based on the assets that Champlain is responsible for managing. The fees Champlain receives, which are paid by the Adviser from the fees it receives, are included in the advisory fees set forth above.

T. Rowe Price International, Inc. (“T. Rowe Price International”), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as a sub-adviser to the Global Opportunities Fund. In this capacity, T. Rowe Price International is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. T. Rowe Price International is a direct wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company. As of December 31, 2008, assets under management totaled approximately $276 billion. The fees of T. Rowe Price International are based on the assets that T. Rowe Price International is responsible for managing. The fees T. Rowe Price International receives, which are paid by the Adviser from the fees it receives, are included in the advisory fees set forth above.

Franklin Advisers, Inc. (“Franklin”), located at One Franklin Parkway, San Mateo, California 94403, serves as a sub-adviser to the Global Opportunities Fund. In this capacity, Franklin is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly-traded global investment organization operating as Franklin Templeton Investments. As of December 31, 2008, assets under management totaled approximately $416.2 billion. The fees of Franklin are based on the assets that Franklin is responsible for managing. The fees Franklin receives, which are paid by the Adviser from the fees it receives, are included in the advisory fees set forth above.

Shenkman Capital Management, Inc. (“SCM”), located at 461 Fifth Avenue, New York, New York 10017, serves as a sub-adviser to the Global Opportunities Fund. In this capacity, SCM is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. SCM is independently owned by its employees and directors. Mark R. Shenkman is SCM’s majority shareholder and serves as the firm’s President and Chief Investment Officer. As of December 31, 2008, SCM’s assets under management totaled approximately $7.7 billion. The fees of SCM are based on the assets that SCM is responsible for managing. The fees SCM receives, which are paid by the Adviser from the fees it receives, are included in the advisory fees set forth above.

As described above, the Adviser has engaged sub-advisers to make the day-to-day investment decisions for portions of the Global Small & Mid Cap and Global Opportunities Funds. The Funds may in the future engage one or more additional sub-advisers. While a sub-adviser makes the day-to-day investment decisions for a Fund, the Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-adviser and evaluating the Fund’s needs and the sub-adviser’s skills and performance on an ongoing basis. Based on its evaluation, the Adviser may, at any time, recommend to the Board that a Fund:

•	change, add or terminate one or more sub-advisers;

•	continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or

•	materially change a sub-advisory agreement with a sub-adviser.

The Adviser and the Funds have received exemptive relief from the SEC to permit the Adviser (subject to the Board’s oversight and approval) to make decisions about the hiring, termination and replacement of Fund sub-advisers without obtaining approval from Fund shareholders. The Adviser or a Fund will inform the affected Fund’s shareholders of any actions taken in reliance on this relief.

The SAI has more information about the Adviser and the sub-advisers, as well as the Funds’ other service providers.

Portfolio Managers

Certain of the Funds are managed by individual portfolio managers, while others are managed by a team of co-managers. The individuals primarily responsible for the day-to-day investment management of the Funds are identified below. Information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the Funds they manage is available in the Funds’ SAI.

U.S. Large Cap Fund

Ms. Lois Roman, Managing Director and Head of Global Equities for the Adviser and Portfolio Manager of the U.S. Large Cap Fund is primarily responsible for the day-to-day investment management of the U.S. Large Cap Fund. Ms. Roman joined Bessemer and the Adviser on July 6, 2005. Prior to joining Bessemer, Ms. Roman served as Managing Director and Portfolio Manager at Oppenheimer Capital during the years of 2003 to 2005. Prior to Oppenheimer Capital, Ms. Roman served as Managing Director and Head of the Large Cap Value Portfolio Selection Team at Deutsche. Ms. Roman had spent 10 years with Scudder Stevens & Clark, and Zurich Scudder, predecessor of Deutsche. Prior to Deutsche, she was an analyst at Putnam Investments. Ms. Roman received her BA degree from Brandeis University in 1986 and her MBA from the Columbia Business School in 1991.

Non-U.S. Large Cap Fund

Ms. Lois Roman, Managing Director and Head of Global Equities for the Adviser is primarily responsible for the day-to-day investment management of the Non-U.S. Large Cap Fund. Ms. Roman’s background and experience are described under the “U.S. Large Cap Fund” sub-section above.

Global Small & Mid Cap Fund

Mr. Marc D. Stern, Senior Managing Director and Chief Investment Officer of the Adviser is responsible for overseeing investment management of the Fund. Mr. Stern’s background and experience are described in the “Adviser” sub-section above.

Mr. John Hall, Principal and Portfolio Manager Mid Cap Equities for the Adviser, is primarily responsible for the day-to-day investment management of the Adviser’s portion of the Fund’s assets. Previously, Mr. Hall served as Director of Research of Mid Cap U.S. Equities for the Adviser. Prior to joining Bessemer in 1998, he was a portfolio accountant at Jennison Associates. Mr. Hall received a B.S. Cum Laude in Business Administration from Villanova University and MBA from Columbia Business School.

Dimensional manages its portion of the Fund’s portfolio using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and all other trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. As of the date of this Prospectus, the Dimensional Investment Committee has 7 members. Investment strategies for the portion of the Fund managed by Dimensional are set by the Dimensional Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Dimensional Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In accordance with the Dimensional team approach used to manage its portion of the Fund, the portfolio managers and portfolio traders implement the policies and procedures established by the Dimensional Investment Committee. The Dimensional portfolio managers and portfolio traders also make daily investment decisions regarding the portfolios including running buy and sell programs based on the parameters established by the Dimensional Investment Committee. The Dimensional portfolio managers named below coordinate the efforts of all other portfolio managers with respect to the day-to-day management of the category of portfolios indicated.

Domestic equities	Stephen A. Clark
Non-U.S. equities	Karen E. Umland

Mr. Clark is a Senior Portfolio Manager and Vice President of Dimensional and chairman of the Investment Committee. Mr. Clark received his MBA from the University of Chicago and his BS from Bradley University. Mr. Clark joined Dimensional in 2001 and has been responsible for the portfolio management group since January 2006.

Ms. Umland is a Senior Portfolio Manager and Vice President of Dimensional and a member of the Dimensional Investment Committee. She received her BA from Yale University in 1988 and her MBA from the University of California at Los Angeles in 1993. Ms. Umland joined Dimensional in 1993 and has been responsible for the international equity portfolios since 1998.

Dimensional selects brokers and dealers to effect securities transactions for the portion of the Global Small & Mid Cap Fund managed by it. Dimensional places securities transactions with a view to obtaining best price and execution. Dimensional has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFA Australia”), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to Dimensional with respect to the Global Small & Mid Cap Fund. Dimensional controls DFAL and DFA Australia.

Champlain’s portion of Global Small & Mid Cap Fund (the “Segment”) is managed by Mr. Scott T. Brayman, CFA. Mr. Brayman has served as Chief Investment Officer and Managing Partner of Champlain since September 2004. In addition, Mr. Brayman has led Champlain’s investment team since September 2004. He has managed the Segment since January 1, 2006. Prior to joining Champlain, Mr. Brayman was a Senior Vice President at NL Capital Management, Inc. and served as a Portfolio Manager with Sentinel Advisors, Inc. where he was employed from June 1995 to September 2004. Mr. Brayman graduated cum laude from the University of Delaware with a Bachelor’s Degree in Business Administration. He earned his Chartered Financial Analyst designation in 1995 and is a member of the CFA Institute and the Vermont Securities Analysts Society. He has more than 20 years of investment experience.

Global Opportunities Fund

Mr. Marc D. Stern, Senior Managing Director and Chief Investment Officer of the Adviser is primarily responsible for overseeing investment management of the Fund. Mr. Stern’s background and experience are described in the “Adviser” sub-section above.

Mr. Gregory M. Lester, Principal of the Adviser, shares responsibility for the day-to-day investment management of the Adviser’s portion of the Fund. Mr. Lester also serves as the Adviser’s Director of Research for global opportunities investments. From 2005 to 2007, Mr. Lester was the Adviser’s Director of Research for U.S. Large Cap portfolios. He also served as a research analyst for the Adviser covering the healthcare sector for both large cap and mid cap equity portfolios. Prior to joining Bessemer in 2003, Mr. Lester was an investment analyst at American Century Investment Management, Inc., covering healthcare stocks for its American Century Growth Fund. Mr. Lester began his career as a mergers and acquisitions associate at PaineWebber, where he spent five years. Mr. Lester earned a BS from Georgetown University and an MBA from New York University Leonard N. Stern School of Business. He is a Chartered Financial Analyst.

Mr. Harold S. Woolley, Managing Director of the Adviser, shares responsibility for the day-to-day investment management of the Adviser’s portion of the Fund. Mr. Woolley’s background and experience are described in the “Fixed Income Fund” sub-section below.

Mr. Edward N. Aw, Principal and Senior Quantitative Analyst of the Adviser, shares responsibility for the day-to-day investment management of the Adviser’s portion of the Fund. Prior to joining Bessemer in 2004, Mr. Aw was a quantitative analyst for five years at Deutsche Investment Management Americas. Previously, Mr. Aw also worked for The Dreyfus Corporation, Goldman Sachs, and Morgan Stanley in various analytic roles. Mr. Aw earned a BA from the State University of New York at Stony Brook and an MBA from the Frank G. Zarb School of Business at Hofstra University. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Mr. Robert N. Gensler is the portfolio manager of T. Rowe Price International’s portion of the Fund. Mr. Gensler joined T. Rowe Price International in 2005. He joined T. Rowe Price Associates, Inc. in 1993 as an investment analyst and has been managing investments since 1996. A magna cum laude graduate of the Wharton School of the University of Pennsylvania, Mr. Gensler received a BS in Economics. He earned an MBA from the Stanford University Graduate School of Business. In addition, Mr. Gensler spent one year as a general course student at the London School of Economics.

Mr. Michael Hasenstab is the portfolio manager of Franklin’s portion of the Fund. Mr. Hasenstab joined Franklin Templeton Investments in 1995. In addition to managing Franklin’s portion of the Fund, Mr. Hasenstab manages accounts for other institutional clients. Mr. Hasenstab earned a BA from Carleton College, a Master’s degree in Economics from the Australian National University and a Ph.D. in Economics from the Asia Pacific School of Economics and Management at Australian National University.

Mr. Mark R. Shenkman is a portfolio manager of SCM’s portion of the Fund. Mr. Shenkman, President and Chief Investment Officer of SCM, founded SCM in 1985. He has thirty-nine years of investment experience, and thirty-one years of high yield investment experience. Mr. Shenkman received a BA from the University of Connecticut (1965) and an MBA from The George Washington University (1967). He also received a Doctor of Humane Letters, honoris causa, from the University of Connecticut (2007).

Mr. Frank X. Whitley is a portfolio manager of SCM’s portion of the Fund. Mr. Whitley, Executive Vice President and Senior Portfolio Manager of SCM, joined the firm in 1988. He has twenty-three years of high yield investment experience. Mr. Whitley received a BS from Seton Hall University (1980) and an MBA from Fordham University (1985).

Mr. Steven N. Schweitzer is a portfolio manager of SCM’s portion of the Fund. Mr. Schweitzer, Senior Vice President and Portfolio Manager of SCM, joined the firm in 1996. He has twelve years of high yield investment experience. Mr. Schweitzer earned a BA from the State University of New York at Binghamton (1989) and an MBA from Bernard Baruch College (1996).

Real Return Fund

Mr. Preston Stahl, Managing Director of the Adviser and Portfolio Manager of the Real Return Fund, is primarily responsible for the day-to-day investment management of the Real Return Fund and is responsible for implementing and monitoring the overall portfolio management of the Fund. He has worked as an analyst since 1996, initially with Brundage, Story and Rose, LLC, which was acquired by Bessemer in 2000. Mr. Stahl graduated with a BS from Vanderbilt University, an MBA from Tulane University, and an M. Sc. from the London School of Economics and Political Science.

Mr. Harold S. Woolley, Managing Director of the Adviser and Portfolio Manager of the Fixed Income Fund, shares responsibility for the day-to-day investment management of the Real Return Fund, with particular emphasis on investments in TIPS. Mr. Woolley’s background and experience are described in the “Fixed Income Fund” sub-section below.

Fixed Income Fund

Mr. Harold S. Woolley, Managing Director of the Adviser and Portfolio Manager of the Fixed Income Fund, is primarily responsible for the day-to-day investment management of the Fixed Income Fund. Mr. Woolley has managed the Fund since its inception. Mr. Woolley has headed the fixed income investments group at Bessemer since 1985. Prior to joining Bessemer in 1985, Mr. Woolley was a Managing Director and Head of Fixed Income Investments for the Equitable Investment Management Corp. and a Vice President of the Equitable Life Assurance Society of the U.S. Mr. Woolley graduated with a BA from Bucknell University, and holds an MBA from the Amos Tuck School of Graduate Business, Dartmouth College. Mr. Woolley is a Chartered Financial Analyst.

Municipal Bond Fund

Mr. Bruce A. Whiteford, Managing Director of the Adviser and Portfolio Manager of the Municipal Bond Fund, is primarily responsible for the day-to-day investment management of the Municipal Bond Fund. Mr. Whiteford has managed the Fund since its inception. Prior to joining Bessemer in 1996, Mr. Whiteford oversaw $5 billion in fixed income investments as Vice President, Manager - U.S. Fixed Income Funds Group, Chase Asset Management, a division of Chase Manhattan Bank, N.A. from 1986 to 1996. Mr. Whiteford graduated from the University of South Carolina with a BS in Finance.

DISTRIBUTION AND SHAREHOLDER SERVICING OF FUND SHARES

PFPC Distributors, Inc. (the “Underwriter”) serves as principal underwriter to the Funds pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the registration and distribution of shares of the Funds.

The Funds have adopted a shareholder servicing plan. Under this plan, the Funds have entered into a shareholder servicing agreement with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services (“Shareholder Support Services”) to each Fund. Such Shareholder Support Services include, but are not limited to, providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption requests, and transmitting various communications to shareholders. For these services, each Fund pays a maximum annual fee of up to 0.15% of its average daily net assets. Bessemer has contractually committed through October 31, 2010, to waive its shareholder servicing fee for the Fixed Income Fund and Municipal Bond Fund to the extent necessary to maintain a maximum shareholder servicing fee for each of the Funds at 0.05%. Bessemer may engage other parties, including broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries (each a “Shareholder Sub-Servicing Agent”) to provide Shareholder Support Services. Bessemer is solely responsible for compensating each such Shareholder Sub-Servicing Agent from the fees it receives from each Fund.

Because these fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Bessemer may make payments from time to time from its own resources for certain enumerated purposes.

FINANCIAL INFORMATION

Financial Highlights

The following financial highlights are intended to help you understand each Fund’s financial performance for its past five fiscal years, or since inception, if the life of a Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all distributions.

Information for the fiscal years ended October 31, 2006, October 31, 2007 and October 31, 2008 has been audited by Ernst & Young LLP, whose report, along with the Funds’ audited financial statements, is included in the Annual Report which is available upon request free of charge. Information for each of the indicated periods through October 31, 2005 was audited by the Funds’ former independent registered public accounting firm.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–U.S. LARGE CAP FUND
(For a share outstanding throughout each period)

	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$15.89	$13.83	$12.20	$11.51	$10.98

Investment Operations:
Net investment income	0.09 (a)	0.07	0.06	0.07	0.00 (b)
Net realized and unrealized gains (losses) on investments	(5.18)	2.05	1.62	0.67	0.53

Total from investment operations	(5.09)	2.12	1.68	0.74	0.53

Distributions:
Net investment income	(0.09)	(0.06)	(0.05)	(0.05)	—
Net realized gains	(0.72)	—	—	—	—

Total distributions	(0.81)	(0.06)	(0.05)	(0.05)	—

Net asset value, end of year	$9.99	$15.89	$13.83	$12.20	$11.51

Total return	(33.6)%	15.4%	13.8%	6.4%	4.9%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$337,109	$489,157	$396,493	$306,520	$290,045
Ratio of expenses to average net assets before expense waivers	1.03%	1.04%	— (c)	— (c)	— (c)
Ratio of expenses to average net assets after expense waivers	1.00%	1.01%	1.06%	1.14%	1.21%
Ratio of net investment income/(loss) to average net assets	0.63%	0.48%	0.47%	0.61%	(0.01)%
Portfolio turnover rate	95%	43%	56%	47%	40%

(a)	Calculated using the average shares method for the period.

(b)	Less than $0.01 or $(0.01) per share.

(c)	There were no voluntary fee reductions during the period.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–NON-U.S. LARGE CAP FUND
(For a share outstanding throughout each period)

	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$15.04	$13.59	$11.23	$9.68	$8.59

Investment Operations:
Net investment income	0.19 (a)	0.17	0.14	0.10	0.09
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(5.69)	2.24	2.30	1.57	1.09

Total from investment operations	(5.50)	2.41	2.44	1.67	1.18

Distributions:
Net investment income	(0.17)	(0.17)	(0.08)	(0.12)	(0.09)
Net realized gains	(1.41)	(0.79)	—	—	—

Total distributions	(1.58)	(0.96)	(0.08)	(0.12)	(0.09)

Net asset value, end of year	$7.96	$15.04	$13.59	$11.23	$9.68

Total return	(40.5)%	18.5%	21.9%	17.3%	13.8%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$1,699,942	$2,173,900	$1,915,043	$1,518,585	$794,107
Ratio of expenses to average net assets before expense waivers	1.11%	— (b)	— (b)	— (b)	— (b)
Ratio of expenses to average net assets after expense waivers	1.10%	1.11%	1.14%	1.25%	1.31%
Ratio of net investment income to average net assets	1.72%	1.15%	1.17%	1.10%	1.01%
Portfolio turnover rate	66%	44%	50%	49%	51%

(a)	Calculated using the average shares method for the period.

(b)	There were no voluntary fee reductions during the period.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–GLOBAL SMALL & MID CAP FUND
(For a share outstanding throughout each period)

	Year Ended October 31,			Period Ended October 31, 2005(a)
	2008	2007	2006
Net asset value, beginning of period	$15.45	$12.94	$10.69	$10.00

Investment Operations:
Net investment income	0.08 (b)	0.09	0.07	0.03
Net realized and unrealized gains (losses) on investments, foreign currency transactions and deferred taxes	(4.53)	2.93	2.21	0.66

Total from investment operations	(4.45)	3.02	2.28	0.69

Distributions:
Net investment income	(0.07)	(0.11)	(0.02)	—
Net realized gains	(1.10)	(0.40)	(0.01)	—

Total distributions	(1.17)	(0.51)	(0.03)	—

Net asset value, end of period	$9.83	$15.45	$12.94	$10.69

Total return	(30.4)%	24.1%	21.4%	6.9	%(c)

Annualized Ratios/Supplemental Data:
Net assets at end of period (000’s)	$2,941,943	$906,621	$698,492	$502,103
Ratio of expenses to average net assets before expense waivers	1.12%	— (d)	— (d)	—	(d)
Ratio of expenses to average net assets after expense waivers	1.11%	1.13%	1.15%	1.24	%(e)
Ratio of net investment income to average net assets	0.66%	0.62%	0.60%	0.52	%(e)
Portfolio turnover rate	36%	35%	39%	8	%(c)

(a)	For the period from April 7, 2005 (commencement of operations) to October 31, 2005.

(b)	Calculated using the average shares method for the period.

(c)	Not Annualized.

(d)	There were no voluntary fee reductions during the period.

(e)	Annualized.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–GLOBAL OPPORTUNITIES FUND
(For a share outstanding throughout the period)

	Period Ended October 31, 2008(a)
Net asset value, beginning of period	$10.00

Investment Operations:
Net investment income	0.16	(b)
Net realized and unrealized losses on investments, futures contracts, swap agreements, written options and foreign currency transactions	(3.56)

Total from investment operations	(3.40)

Distributions:
Net investment income	(0.02)

Total distributions	(0.02)

Net asset value, end of period	$6.58

Total return	(34.0	)%(c)

Annualized Ratios/Supplemental Data:
Net assets at end of period (000’s)	$1,168,551
Ratio of expenses to average net assets before expense waivers	1.36	%(d)
Ratio of expenses to average net assets after expense waivers	1.35	%(d)
Ratio of net investment income to average net assets	1.98	%(d)
Portfolio turnover rate	145	%(c)

(a)	For the period from November 28, 2007 (commencement of operations) to October 31, 2008.

(b)	Calculated using the average shares method for the period.

(c)	Not Annualized.

(d)	Annualized.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–REAL RETURN FUND
(For a share outstanding throughout each period)

	Year Ended October 31,					Period Ended October 31, 2005(a)
	2008		2007		2006
Net asset value, beginning of period	$13.73		$11.68		$10.41	$10.00

Investment Operations:
Net investment income	0.21(b	)	0.24		0.17	0.09
Net realized and unrealized gains (losses) on investments, futures contracts, swap agreements, written options and foreign currency transactions	(4.50)		3.00		1.31	0.32

Total from investment operations	(4.29)		3.24		1.48	0.41

Distributions:
Net investment income	(0.11)		(0.29)		(0.15)	—
Net realized gains	(0.99)		(0.90)		(0.06)	—

Total distributions	(1.10)		(1.19)		(0.21)	—

Net asset value, end of period	$8.34		$13.73		$11.68	$10.41

Total return	(34.2)%		29.8%		14.4%	4.1	%(c)

Annualized Ratios/Supplemental Data:
Net assets at end of period (000’s)	$1,371,944		$1,796,484		$1,264,707	$839,573
Ratio of expenses to average net assets	1.25	%(d)	1.25	%(d)	1.10%	1.16	%(e)
Ratio of expenses to average net assets (excluding interest expense)(d)	1.08%		1.09%		—	—
Ratio of net investment income to average net assets	1.54%		1.97%		1.81%	1.97	%(e)
Portfolio turnover rate	88%		36%		56%	5	%(c)

(a)	For the period from April 29, 2005 (commencement of operations) to October 31, 2005.

(b)	Calculated using the average shares method for the period.

(c)	Not Annualized.

(d)

When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expense ratio.

(e)	Annualized.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–FIXED INCOME FUND
(For a share outstanding throughout each period)

	Year Ended October 31,
	2008	2007	2006	2005		2004
Net asset value, beginning of year	$10.88	$10.79	$10.78	$10.98		$11.12

Investment Operations:
Net investment income	0.44 (a)	0.42	0.44	0.33		0.31
Net realized and unrealized gains (losses) on investments	0.22	0.14	(0.02)	(0.17)		(0.01)

Total from investment operations	0.66	0.56	0.42	0.16		0.30

Distributions:
Net investment income	(0.44)	(0.47)	(0.38)	(0.36)		(0.37)
Net realized gains	(0.02)	—	(0.03)	(0.00	)(b)	(0.07)

Total distributions	(0.46)	(0.47)	(0.41)	(0.36)		(0.44)

Net asset value, end of year	$11.08	$10.88	$10.79	$10.78		$10.98

Total return	6.2%	5.4%	4.0%	1.6%		2.8%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$171,444	$139,005	$98,267	$78,440		$78,281
Ratio of expenses to average net assets before expense waivers	0.82%	0.84%	— (c)	1.00%		1.10%
Ratio of expenses to average net assets after expense waivers	0.70%	0.73%	0.87%	0.99%		1.05%
Ratio of net investment income to average net assets	3.92%	4.22%	4.07%	3.05%		2.68%
Portfolio turnover rate	36%	59%	72%	17%		8%

(a)	Calculated using the average shares method for the period.

(b)	Less than $0.01 or $(0.01) per share.

(c)	There were no voluntary fee reductions during the period.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.21	$11.27	$11.20	$11.47	$11.42

Investment Operations:
Net investment income	0.37 (a)	0.35	0.33	0.29	0.29
Net realized and unrealized gains (losses) on investments	(0.41)	(0.04)	0.14	(0.21)	0.22

Total from investment operations	(0.04)	0.31	0.47	0.08	0.51

Distributions:
Net investment income	(0.35)	(0.37)	(0.30)	(0.28)	(0.29)
Net realized gains	—	—	(0.10)	(0.07)	(0.17)

Total distributions	(0.35)	(0.37)	(0.40)	(0.35)	(0.46)

Net asset value, end of year	$10.82	$11.21	$11.27	$11.20	$11.47

Total return	(0.5)%	2.8%	4.3%	0.7%	4.6%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$226,504	$165,505	$116,442	$98,652	$88,523
Ratio of expenses to average net assets before expense waivers	0.81%	0.84%	— (b)	0.99%	1.07%
Ratio of expenses to average net assets after expense waivers	0.70%	0.74%	0.86%	0.98%	1.05%
Ratio of net investment income to average net assets	3.32%	3.32%	3.05%	2.63%	2.57%
Portfolio turnover rate	47%	50%	52%	56%	45%

(a)	Calculated using the average shares method for the period.

(b)	There were no voluntary fee reductions during the period.

OLD WESTBURY FUNDS, INC.

NOTICE OF PRIVACY POLICY & PRACTICES

Old Westbury Funds, Inc. recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with Old Westbury Funds, Inc.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic between a customer and Old Westbury Funds, Inc. or service providers to Old Westbury Funds, Inc.

Disclosure of Customer Information

We may disclose all of the information described above to certain third parties who are not affiliated with Old Westbury Funds, Inc. to process or service a transaction at your request, as permitted by law, for example, with companies who maintain or service customer accounts for Old Westbury Funds, Inc.

Security of Customer Information

We require service providers to the Old Westbury Funds, Inc.:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Old Westbury Funds, Inc.; and

•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Old Westbury Funds, Inc.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of Old Westbury Funds, Inc.

A Statement of Additional Information (SAI) dated February 28, 2009 is incorporated by reference into this Prospectus. Additional information about each Fund’s investments is contained in the Funds’ SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report discusses market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Fund at 1-800-607- 2200. The Funds do not make their SAI or Annual and Semi-Annual Reports available through the internet because the Funds do not have a web site.

Information from the SEC: You can obtain copies of Fund documents from the SEC as follows:

In person:	Public Reference Room in Washington, D.C. (For information about their operation, call 1-202-551-8090.)
By mail:	Securities and Exchange Commission Public Reference Section Washington, D.C. 20549-0104 (The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet: http://www.sec.gov

By electronic request: publicinfo@sec.gov (The SEC charges a fee to copy any documents.)

Cusip 680414307
Cusip 680414109
Cusip 680414406
Cusip 680414505
Cusip 680414604
Cusip 680414703
Cusip 680414802

Investment Company Act file no. 811-07912

A21-09PROS     Old Westbury Funds, Inc.     02/09